UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                      -----------------------------------

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       ---------------------------------

                         Date of Report: May 23, 2003
                       (Date of earliest event reported)


                                 OWENS CORNING
            (Exact name of Registrant as specified in its charter)


      Delaware                        1-3660                   34-4323452
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                       Identification No.)


                           One Owens Corning Parkway
                              Toledo, Ohio 43659
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (419) 248-8000

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ITEM 5. OTHER ITEMS AND REQUIRED FD DISCLOSURE

         As previously reported, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the "Court") seeking relief under Chapter 11 of the United States Bankruptcy Code.

         Also as previously reported, on January 17, 2003, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants (collectively, the "Proponents"), filed a Joint Plan of Reorganization with the Court.

         Also as previously reported, on March 28, 2003, the Proponents filed an amended Joint Plan of Reorganization (the "Amended Plan") with the Court. Also on March 28, 2003, the Proponents filed with the Court a Disclosure Statement with respect to the Amended Plan.

         On May 23, 2003, the Proponents filed a second amended Joint Plan of Reorganization (the "Second Amended Plan") with the Court. A copy of the Second Amended Plan is being filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference herein.

         Also on May 23, 2003, the Proponents filed with the Court an amended Disclosure Statement with respect to the Second Amended Plan (the "Amended Disclosure Statement"). A copy of the Amended Disclosure Statement is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The Amended Disclosure Statement has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations. The Amended Disclosure Statement has not been approved by the Court and is subject to amendment.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit
Number        Description
-------       -----------

    2 Second Amended Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession

   99 Amended Disclosure Statement with respect to the Second Amended Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OWENS CORNING


Date: May 23, 2003                     By: /s/ Stephen K. Krull
                                           ---------------------------
                                           Name:  Stephen K. Krull
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

    2 Second Amended Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession

   99 Amended Disclosure Statement with respect to the Second Amended Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession